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                                                                    Exhibit 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Union Pacific Corporation on Form S-3 of our report dated January 22, 1998, appearing in and incorporated by reference in the Annual Report on Form 10-K of Union Pacific Corporation for the year ended December 31, 1997 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.



                                          /s/ DELOITTE & TOUCHE

Dallas, Texas

May 26, 1998